UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

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The Taiwan Fund, Inc.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE TAIWAN FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, One Lincoln Street,

Boston, Massachusetts 02111-5049

For questions about the Proxy Statement, please call (800) 967-7635

March 6, 2017

Dear Stockholder:

The Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) will be held at 9:00 a.m., Eastern Time on Tuesday, April 18, 2017, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

At the Meeting you, as a stockholder of the Fund, will be asked by the Board to vote on the election of five (5) directors.

The Board of Directors recommends that you vote FOR the election of the five (5) directors proposed by the Board.

Respectfully,

Brian F. Link

Secretary

STOCKHOLDERS ARE STRONGLY URGED TO VOTE BY TELEPHONE, BY INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE A QUORUM AT THE MEETING.

THE TAIWAN FUND, INC.

Notice of the Annual Meeting of Stockholders

April 18, 2017

To the Stockholders of The Taiwan Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on April 18, 2017 at 9:00 a.m., local time, for the following purposes:

(1) To elect five (5) directors to serve for the ensuing year; and

(2) To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on February 24, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy and returning it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON APRIL 18, 2017: This Notice and the Proxy Statement are available on the Internet at www.proxy-direct.com/twn-28582.

By order of the Board of Directors

BRIAN F. LINK

Secretary

March 6, 2017

PROXY STATEMENT

THE TAIWAN FUND, INC.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Taiwan Fund, Inc. (the “Fund” or “Corporation”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Tuesday, April 18, 2017 at 9:00 a.m., local time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about March 6, 2017. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of the directors, as described in this Proxy Statement.

The presence in person or by proxy of stockholders entitled to cast one third of the votes entitled to be cast thereat constitutes a quorum at all meetings of the stockholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on Proposal 1. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve Proposal 1 are not received, holders of a majority of the stock present in person or by proxy have power to adjourn the meeting. The chairman of the Meeting may adjourn any meeting of stockholders from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may set a subsequent record date and give notice of it to stockholders, in which case the meeting may be held not more than 120 days beyond the subsequent record date.

The Board of Directors has fixed the close of business on February 24, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 8,224,331 shares of common stock.

Management of the Fund knows of no item of business other than the item mentioned in Proposal 1 of the Notice of Meeting that will be eligible to be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended August 31, 2016 to any stockholder requesting such report. Requests for the annual report should be made in writing to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02111, Attention: Jonathan Leo, or by accessing the Fund’s website at www.thetaiwanfund.com or by calling (800) 967-7635.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting the Fund. Please take the time to read the Proxy Statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling (800) 967-7635 or by accessing www.proxy-direct.com/twn-28582.

There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. To obtain directions to the Meeting, go to: www.cliffordchance.com, click on People & Places. Next, select New York from the menu under Offices to see a map of the location. You may also obtain directions by calling 1-212-878-8000.

PROPOSAL 1 — ELECTION OF DIRECTORS

Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the five nominees listed below as directors of the Fund to serve for the next year, or until their successors are elected and qualified. Each of the nominees for director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named below will become unavailable for election as a director, but if that should occur before the Annual Meeting for the Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of Directors of the Fund may recommend. None of the Directors is an “interested person” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”).

Information Concerning the Nominees

The following table sets forth certain information concerning each of the nominees as a director. Each nominee, with the exception of Mr. Clark, is currently serving as a director of the Fund.

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies
William C. Kirby (66) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Chairman of the Board and Director	2013	T. M. Chang Professor of China Studies (2006-present); Spangler Family Professor of Business Administration (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); and Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2014).	1	The China Fund, Inc. and Cabot Corporation.

Anthony S. Clark (64) 3307 N. Columbus St. Arlington, VA 22207	Nominee for Director	N/A	Managing Member, Innovation Capital Management, LLC (2016 to present); Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (2010 to 2013); Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation (PBGC) (2009 to 2011).	N/A	Director, Aberdeen Japan Equity Fund, Inc.

Michael F. Holland (72) 375 Park Avenue Suite 2108 New York, NY 10152	Director	2007	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	1	Director, The Holland Balanced Fund, Inc., The China Fund, Inc., Reaves Utility Income Fund and Blackstone/GSO Loan Funds; Trustee and Co-Chair, State Street Master Fund; State Street Institutional Investment Trust and Trustee SSgA Funds.

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies

Anthony Kai Yiu Lo (68) 2/F Hong Villa 12 Bowen Street Hong Kong	Director	2003	Chairman, Shanghai-Century Capital Ltd. (January 2009-present).	1	None.

Shelley E. Rigger (54) Davidson College Box 7018 Davidson, NC 28035-7018	Director	2016	Brown Professor of East Asian Politics, Davidson College (1993-present).	1	None.

(1)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Leadership Structure and Board of Directors

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the laws of Maryland, the provisions of the 1940 Act, other applicable laws and the Fund’s Articles of Incorporation. The Board is currently composed of four Independent Directors and one of the Independent Directors serves as Chairman of the Board.

Generally, the Board acts by majority vote of all of the Directors, including a majority vote of the Independent Directors if required by applicable law. The Fund’s day-to-day operations are currently managed by JF International Management Inc. (the “Adviser”) and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the fact that all of the Directors are not interested persons, and the nature of the Fund.

The existing Directors were selected to serve and continue, and Mr. Clark was nominated to serve on the Board, based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Directors and a commitment to the interests of stockholders and a demonstrated willingness to take an independent and questioning view of management. Each existing Director, other than Mr. Clark, also has considerable familiarity with the Fund and State Street Bank and Trust Company (the “Administrator”), and its operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company directors, all as a result of their prior service as a Director of the Fund and, in several cases, as directors of other investment companies. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion that as of the date of this proxy statement, each person identified below should serve as a Director for the Fund. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), and do not constitute a holding out by the Board or any Director as having any special expertise and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof than the normal responsibility and liability of an investment company board member or board. As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Directors select and nominate all candidates for Independent Director positions.

William C. Kirby.    Mr. Kirby has served as a Director of the Fund since 2013. He is T. M. Chang Professor of China Studies at Harvard University and Spangler Family Professor of Business Administration at Harvard Business School. Mr. Kirby is a historian of modern China, whose work examines China’s business, economic and political development in an international context. He has served the academic community for over 30 years. Mr. Kirby joined Harvard University in 1992, where he currently serves various positions including Chairman of the Harvard China Fund. He has also served as the Director of the John K. Fairbank Center for Chinese Studies, Dean of the Faculty of Arts and Sciences, Chair of the Council on East Asian Studies and the Director of the National Resource Center for East Asia for Harvard University. Prior to joining Harvard University, Mr. Kirby served as the Dean of the Faculty of Arts and Sciences, Director of Asian Studies and Director of International Affairs at Washington University. Mr. Kirby has published numerous books and articles related to Chinese business and history.

Anthony S. Clark.    Mr. Clark is a nominee for Director of the Fund. He is Managing Member of Innovation Capital Management, LLC since 2016. Mr. Clark served as Chief Investment Officer of the Pennsylvania State Employees’ Retirement System from 2010 to 2013 and Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation (PBGC) from 2009 to 2011. Prior to PBGC, Mr. Clark served as Director of Global Equities in the Investment Department of the Howard Hughes Medical Institute (1995 to 2008). Mr. Clark also serves as Director on the board of Aberdeen Japan Equity Fund, Inc.

Michael F. Holland.    Mr. Holland has served as a Director of the Fund since 2007. He has worked in the investment management industry for over 40 years. Mr. Holland’s experience includes service as the Chairman of Holland & Company LLC, which he founded in 1995, and as the chief executive officer, chairman or vice chairman of major U.S. asset management firms including Salomon Brothers Asset Management, First Boston Asset Management and Oppenheimer & Co., Inc. He is a regular guest on several financial television programs and is regularly quoted in leading financial publications. Mr. Holland also serves on the boards of other charitable and listed companies.

Anthony Kai Yiu Lo.    Mr. Lo has served as a Director of the Fund since 2003. He has worked in the investment management and investment banking industry for over 30 years. Mr. Lo’s experience includes service as the founding Chairman and Co-CEO of Shanghai Century Acquisition Corporation, which was listed on the American Stock Exchange. His experience also includes his role as founder of Advantage Limited and Suez Asia Capital Management Co. Ltd. and his service as a managing director of ABN Amro Asia Ltd., HG Asia Ltd. and Schroders Asia Ltd. Mr. Lo also serves on the boards and audit committees of other companies publicly listed in Hong Kong.

Shelley E. Rigger.    Ms. Rigger has served as a Director of the Fund since 2016. She has been the Brown Professor of East Asian Studies at Davidson College since 1993. Ms. Rigger has been a visiting Associate Professor at Fudan University’s School of International Relations and Public Administration in Shanghai. She has also been a visiting Research Scholar at National Chengchi University in Taiwan for the Institute for International Relations. Ms. Rigger graduated magna cum laude from Princeton University’s Woodrow Wilson School of Public and International Affairs. She also holds a Ph.D. from Harvard University’s Department of Government with fields of specialization in comparative politics, Chinese politics, American politics and government and political anthropology. Ms. Rigger has published several books and numerous articles related to Taiwanese and Chinese history and business.

The Fund does not have a policy regarding Board member’s attendance at the Annual Meeting of Stockholders. However, four of the five then Directors attended the 2016 Annual Meeting of Stockholders.

The Board of Directors of the Fund held four regular meetings and one special meeting during the fiscal year ended August 31, 2016. For the fiscal year ended August 31, 2016, each Director attended at least seventy-five percent of the aggregate number of meetings held during the fiscal year of the Board and of any committee on which he or she served.

Audit Committee.     The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are independent (as defined in the New York Stock Exchange, Inc. (“NYSE”) listing standards, as may be modified or supplemented) and not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act) and its actions are governed by the Fund’s Audit Committee Charter, which is posted on the Fund’s website (www.thetaiwanfund.com). The current members of the Audit Committee are Messrs. Kirby, Holland and Lo and Ms. Rigger. The Audit Committee convened four times during the fiscal year ended August 31, 2016. The Fund’s Board of Directors has designated Mr. Holland, an independent director, as an audit committee financial expert.

Nominating Committee.     The Fund’s Board of Directors has a Nominating Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Fund’s Nominating Committee is composed of directors who are independent as independence is defined in the NYSE’s listing standards, as may be modified or supplemented, and are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act) and its actions are governed by the Fund’s Nominating Committee Charter, which is posted on the Fund’s website (www.thetaiwanfund.com). Currently, the Nominating Committee does not solicit recommendations for nominees from stockholders. The Nominating Committee believes that it is not necessary to have such a policy because the Board has had no difficulty identifying qualified candidates to serve as directors. The Nominating Committee evaluates a candidate’s qualifications for Board membership and the candidate’s independence from the Fund’s advisers and other principal service providers. The Nominating Committee does not have specific minimum qualifications that must be met by candidates recommended by the Nominating Committee and there is not a specific process for identifying such candidates. In nominating candidates, the Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the NYSE and the SEC to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons designated as having financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The current members of the Nominating Committee are Messrs. Kirby, Holland and Lo and Ms. Rigger. The Nominating Committee convened five times during the fiscal year ended August 31, 2016.

Valuation Committee.     The Fund’s Board of Directors has a Valuation Committee which is responsible for establishing and monitoring policies and procedures reasonably designed to ensure that the Fund’s assets are valued appropriately, objectively and timely, reflecting current market conditions. The current Directors who are members of the Valuation Committee are Messrs. Kirby, Holland and Lo and Ms. Rigger. The Valuation Committee met twice during the fiscal year ended August 31, 2016.

Share Repurchase Program Committee.     The Fund’s Board of Directors has a Share Repurchase Program Committee which is responsible for overseeing and evaluating the Fund’s program to repurchase its shares on the market. The current members of the Share Repurchase Program Committee are Messrs. Kirby, Holland and Lo and Ms. Rigger. The Share Repurchase Program Committee met six times during the fiscal year ended August 31, 2016.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s Adviser and Administrator. The Directors are responsible for overseeing the Fund’s service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others the Fund’s Adviser, the Fund’s Administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement, the Board meets with the Adviser to review the services provided. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. Section 30(h) of the 1940 Act extends the reporting requirements under Section 16(a) of the 1934 Act to the Fund’s Adviser and the officers and directors of such Adviser. The Fund believes that its officers and Directors and the officers of the Adviser have complied with all applicable filing requirements for the fiscal year ended August 31, 2016.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name, Address, and Age	Position(s) Held with the Fund	Since	Principal Occupation(s) or Employment During Past Five Years
Simon J. Crinage (51) J.P. Morgan Asset Management 60 Victoria Embankment London EC4Y 0JP United Kingdom	President	2014	Head of J.P. Morgan Asset Management’s Closed-End Fund Business.

Patrick Keniston (53) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2015	Managing Director of Foreside Fund Officer Services LLC, (October 2008-present).

William C. Cox (50) Foreside Fund Officer Services, LLC 10 High Street, Suite 302 Boston, MA 02110	Treasurer	2013	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2013 to present; Vice President, State Street Corporation, 1997 to 2012.

Brian F. Link (44) State Street Bank and Trust Company 100 Summer Street SUM0703 Boston, MA 02111	Secretary	2014	Vice President and Managing Counsel, State Street Bank and Trust Company (2007-present).

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by the nominees for Director. Each of the nominees, except Mr. Clark, is also currently a Director of the Fund.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex (1)
Current Directors and Nominees
Anthony S. Clark	None	None
Michael F. Holland	$10,001-$50,000	$10,001-$50,000
William C. Kirby	$10,001-$50,000	$10,001-$50,000
Anthony Kai Yiu Lo	None	None
Shelley E. Rigger	None	None

(1)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only investment company in the Fund Complex.

No director or nominee for election as director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to Directors not affiliated with the Adviser, was $415,328.77 during the fiscal year ended August 31, 2016. The Fund currently pays each Director that is not affiliated with the Adviser an annual fee of $20,000 plus $2,500 for each Board meeting and committee meeting attended and the Chairman an additional $10,000 a year for his service as Chairman of the Board.

The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2016, as well as the total compensation earned by each director from the Fund Complex.

Name of Director	Aggregate Compensation From Fund(6)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(7)
M. Christopher Canavan, Jr.(1)	$31,000	—	—	$31,000
Anthony S. Clark(2)	None	—	—	None
Chih T. Cheung(3)	$35,000	—	—	$35,000
Michael F. Holland	$52,500	—	—	$52,500
William C. Kirby	$60,000	—	—	$60,000
Anthony Kai Yiu Lo	$55,000	—	—	$55,000
Joe O. Rogers(4)	$65,000	—	—	$65,000
Shelley E. Rigger(5)	$32,500	—	—	$32,500

(1)	Mr. Canavan, Jr. chose not to stand for re-election at the 2016 Annual Meeting of Stockholders, and, therefore, ceased to serve as a Director on April 19, 2016.
(2)	Mr. Clark did not serve as a Director during the fiscal year ended August 31, 2016.
(3)	Mr. Cheung resigned from the Board on May 9, 2016.
(4)	Mr. Rogers resigned from the Board on October 13, 2016.
(5)	Ms. Rigger was elected to the Board on April 19, 2016.
(6)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.
(7)	There is one fund in the Fund Complex overseen by the Directors.

Required Vote

Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund cast at the Meeting. Pursuant to the Fund’s By-Laws, any Director who is nominated for re-election at the Meeting and is not re-elected at the Meeting will be deemed to have tendered to the Board of Directors his or her resignation as a Director, with such resignation to take effect 30 days after the date of the Meeting unless the Board of Directors unanimously decides to reject that Director’s tender of resignation, in which case the Director will continue in office until his or her death, resignation or removal or until his or her successor has been elected and has been qualified.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES FOR DIRECTORS NAMED IN THIS PROXY STATEMENT.

GENERAL INFORMATION

Investment Adviser

JF International Management Inc. acts as the Investment Adviser to the Fund pursuant to an Investment Advisory Agreement between the Investment Adviser and the Fund. The principal business address of the Investment Adviser is 21st Floor — Chater House, 8 Connaught Road, Central, Hong Kong.

Fund Administration

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

Tait Weller serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of Tait Weller are not expected to be available at the Meeting.

The engagement of Tait Weller as the Fund’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors.

Audit Fees.    For the fiscal years ended August 31, 2016 and August 31, 2015, Tait Weller billed the Fund aggregate fees of US$53,000 and US$52,500, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

Audit-Related Fees.    For the fiscal years ended August 31, 2016 and August 31, 2015, Tait Weller billed the Fund aggregate fees of US$7,100 and US$7,000, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the Fund’s Audit Committee.

Tax Fees.    For the fiscal years ended August 31, 2016 and August 31, 2015, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

All Other Fees.    For the fiscal years ended August 31, 2016 and August 31, 2015, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended August 31, 2016 and August 31, 2015 were pre-approved by the Audit Committee. For the fiscal years ended

August 31, 2016 and August 31, 2015, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

Tait Weller did not bill any non-audit fees for services rendered to the Fund’s Adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal years ended August 31, 2016 and August 31, 2015.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2016 with management of the Fund and with Tait Weller, and has discussed with Tait Weller the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Standard No. 16 (Communication with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter on auditor independence from Tait Weller required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee’s review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2016 be included in its annual report to stockholders and the Fund’s annual report filed with the SEC.

Anthony Kai Yiu Lo, Chairman of the Audit Committee

William C. Kirby, Member of the Audit Committee

Michael F. Holland, Member of the Audit Committee

Shelley E. Rigger, Member of the Audit Committee

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of February 24, 2017.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	8,189,113	99.57%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	City of London 77 Gracechurch Street, London England EC3V OAS	Has shared power to vote and dispose of 3,342,101 shares	40.64%
Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	Has sole power to vote and dispose of 1,802,511 shares	22.08%

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained AST Fund Solutions LLC to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $7,500, plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of Proposal 1 set forth in the Notice of this Meeting are not received by April 18, 2017, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1. They will vote against any such adjournment those proxies required to be voted against Proposal 1. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2018 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund, Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02111-5049) not later than November 6, 2017. Any stockholder who desires to bring a proposal at the Fund’s 2018 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., c/o Secretary off the Fund/State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02111-5049), not before January 18, 2018 and not later than February 17, 2018.

By order of the Board of Directors,

Brian F. Link

Secretary

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

P.O. Box 5049

One Lincoln Street,

Boston, Massachusetts 02111

March 6, 2017

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 31 West 52nd Street New York, NY 10019 on April 18, 2017

    Please detach at perforation before mailing.

PROXY	THE TAIWAN FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 18, 2017	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints William C. Kirby and Brian F. Link, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Tuesday, April 18, 2017 at 9:00 a.m., local time, and at any adjournments thereof, (i) unless otherwise specified in the boxes provided on the reverse side hereof, for the election of the directors named on the reverse side and (ii) in their discretion, on any other business which may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated March 6, 2017.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction will be voted “FOR” the election of the named directors.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA TELEPHONE: 1-800-337-3503

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

TWN_28582_021617

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on April 18, 2017.

The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/twn-28582

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒	+

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED

A	Proposal

1.	Election of Directors:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William C. Kirby*	02. Michael F. Holland*	03. Anthony Kai Yiu Lo*	☐	☐	☐
	04. Shelley Rigger*	05. Anthony S. Clark*

*Each to serve as a director of The Taiwan Fund, Inc. for the next year or until his or her successor is elected and qualified.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

B	Authorized Signatures – This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

 6 0 8 9 9 9 9 0 0 1 0 9 9 9 9 9 9 9 9 9 9

⬛	xxxxxxxxxxxxxx	TWN_28582 M xxxxxxxx	+